LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                             Shareholder's Advantage
              Supplement to the Prospectus dated September 23, 1999
                           Effective February 22, 2000


This Supplement describes a change that is being made to your Shareholder's Advantage variable annuity contract. Please keep this Supplement with your current Shareholder's Advantage Prospectus and retain it for reference. The change discussed in this Supplement modifies the description of the contract feature as set forth in the September 23, 1999 Prospectus.

On page 9 of the Prospectus, a new table describing the level of sales charges will replace the existing table found in the first paragraph of the section entitled "Sales charge". The new table is as follows:

         Owner's investment                                       Sales charge

         Under $25,000                                                   5.75%
         $   25,000 - $ 49,999                                           5.00%
         $   50,000 - $ 99,999                                           4.50%
         $  100,000 - $249,999                                           3.50%
         $  250,000 - $499,999                                           2.50%
         $  500,000 - $749,999                                           2.00%
         $  750,000 - $999,999                                           1.50%
         $1,000,000 or greater                                           1.00%
